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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549

                                   FORM 8-K\A

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)            MAY 1,  1996
                                                --------------------------------
                                  HARRIER, INC.
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             (Exact name of registrant as specified in its charter)


     Delaware                      1-9925                      87-0427731
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(State or other jurisdiction       (Commission                 (IRS Employer
      of incorporation             File Number               Identification No.)


               2200 Pacific Coast Highway, #301  Hermosa Beach, CA   90254
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               (Address of principal executive offices)            (Zip Code)


Registrant's telephone number, including area code          310-376-7721
                                                  ------------------------------

                                       N/A
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          (Former name or former address, if changed since last report)


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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

      On May 1, 1996, the appointment of Coopers & Lybrand L.L.P. as independent auditors for the Registrant was terminated by the Registrant and Raimondo, Pettit & Glassman, LLP was engaged as independent auditors. The decision to change independent auditors was approved by the Board of Directors of the Registrant. During the fiscal years ended June 30, 1994 and 1995 and the subsequent interim period through May 1, 1996 there were no disagreements between the Registrant and Coopers & Lybrand L.L.P. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures which disagreements if not resolved to the satisfaction of Coopers & Lybrand L.L.P. would have caused them to make reference to the subject matter of the disagreement in connection with their reports.

      The audit reports of Coopers & Lybrand, L.L.P. on the Registrant's financial statements as of and for the years ended June 30, 1994 and 1995 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to audit scope, or accounting priciplies. However, such reports of Coopers & Lybrand, L.L.P. contained an explanatory paragraph with respect to the Company's ability to continue as a going concern, and with respect to such report for fiscal year 1995, also contained an explanatory paragraph with respect to a contingency.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

a. Exhibit I - Copy of letter from Coopers & Lybrand L.L.P. regarding change of independent public accountants.






                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             Harrier, Inc.


Dated:   January 27, 1997                    /s/Kevin DeVito
                                             ------------------------
                                             Kevin DeVito - President

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                          Coopers & Lybrand letterhead

                                                                       EXHIBIT I



January 27, 1997

Securities and Exchange Commission
450 5th Street, N.W.
Washington, D.C. 20549

Gentlemen:

We have read the statements made by Harrier, Inc. under the caption "Change in Registrant's Certifying Accountant" (copy attached), which were filed with the Commission on Form 8-K for May, 1996, dated October 25, 1996, pursuant to
Section 13 or 15(d) of the Securities Exchange Act of 1934. As the prior accounting firm referenced therein, we agree with the statements relating to our Firm in such Form 8-K, a copy of which we were provided on November 5, 1996, concerning that (i) we had no disagreements on any material accounting principles or practices, financial statement disclosure, or auditing scope or procedures; (ii) our opinion contained no adverse or disclaimer of opinion, or other qualification or modification, except for an explanatory paragraph with respect to the Company's ability to continue as a going concern and as explanatory paragraph with respect to a contingency; and (iii) we are unaware of any other reportable events.

Very truly yours,

/s/Coopers & Lybrand L.L.P.
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Coopers & Lybrand L.L.P.